UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          reported): September 30, 1998


                              LACLEDE STEEL COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                     0-3855
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                            (Commission File Number)

                                   43-0368310
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                    (I.R.S. Employer Identification Number)


        One Metropolitan Square
          St. Louis, Missouri                                   63102
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(Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code: 314-425-1400

Item  5.  Other Events.

As set forth in the Registrant's Quarterly Report on Form 10-Q, dated August 12, 1998 ("Third Quarter 10-Q"), the Registrant has held discussions with certain trade creditors with regard to outstanding accounts payable balances. As a result of these discussions, payment of a significant portion of outstanding accounts payable balances has been deferred. Consistent with this effort, the Registrant has notified the trustee (the "Trustee") on its unsecured $12,000,000 Pollution Control Revenue Bonds, Series 1976 ("PCR Bonds"), that the Registrant is not at this time making the payment due October 1, 1998 on the PCR Bonds. The principal amount outstanding, as of September 30, 1998, under the PCR Bonds was $8,040,000. Under the PCR Bond documents, failure to make this payment is an event of default which gives right to the legal remedy of acceleration. The Registrant has requested a meeting with the Trustee to discuss the Registrant's current financial situation and deferral of amounts due with respect to the PCR Bonds. Registrant has timely paid the principal and interest due October 1, 1998 under Registrant's secured $1,000,000 Industrial Development Bonds, Series 1976.

As discussed in the Third Quarter 10-Q and as the Registrant notified the Trustee, the Registrant is currently in the later stages of developing a comprehensive restructuring plan. This plan includes negotiations with the United Steelworkers in connection with the Registrant's request that there be a restructuring of both the collective bargaining agreement for the Alton, Illinois employees and the retiree benefit plans. Preliminary discussions also have occurred with the Pension Benefit Guaranty Corporation concerning both of the Registrant's hourly and salaried defined benefit plans. There can, however, be no assurance that the Registrant's restructuring plan will be successful.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LACLEDE STEEL COMPANY
                                    (Registrant)

Date: September 30, 1998            By: /s/ Michael H. Lane
                                       --------------------
                                            Michael H. Lane
                                            Vice President - Finance, Treasurer
                                            and Secretary